                                                                    Exhibit 3.14

                           ARTICLES OF INCORPORATION

                                      OF

                               WILSONS NEW YORK


KNOW ALL MEN BY THESE PRESENTS:

     That we, the undersigned, ARTHUR W. FRED, RUTH W. FRED, and BERTHA SIDELL, have this day voluntarily associated together for the purpose of forming a corporation under the laws of the State of California,

     AND WE DO HEREBY CERTIFY:
     FIRST:  That the name of this corporation is
     -----
                                WILSONS NEW YORK

     SECOND:  That the purposes for which this corporation is formed are the
     ------
following:

     To engage generally in the retail and wholesale women's clothing business and to transact and/or engage in any business or calling which is lawful under and by virtue of the laws of the State of California.

     THIRD:  That the principal office for the transaction of the business of
     -----
this corporation is to be located in the County of Los Angeles, State of California.

     FOURTH:  That the total number of shares which this corporation shall have
     ------
authority to issue is five hundred (500) shares; that all of the shares of this corporation are to be without par value.

     FIFTH:  That there shall be three (3) directors; that the names and
     -----
addresses of the persons, who are appointed to act as the first directors, are as follows:

     NAMES                              ADDRESSES
     -----                              ---------

     Arthur W. Fred                     5062 Amestoy Avenue
                                        Encino, California

     Ruth W. Fred                       5062 Amestoy Avenue
                                        Encino, California

     Bertha Sidell                      434 South La Peer Drive
                                        Beverly Hills, California

     IN WITNESS WHEREOF, we have hereunto set our hands and seals the 18th day of August, 1948.


                                   /s/ Arthur W. Fred
                                   ---------------------------------------------
                                   Arthur W. Fred


                                   /s/ Ruth W. Fred
                                   ---------------------------------------------
                                   Ruth W. Fred


                                   /s/ Bertha Sidell
                                   ---------------------------------------------
                                   Bertha Sidell


STATE OF CALIFORNIA   )
                      ) SS.
COUNTY OF LOS ANGELES )

     On this 20th day of August, 1948, before me, the undersigned, a Notary Public in and for said County and State, personally appeared Arthur W. Fred, Ruth W. Fred and Bertha Sidell, known to me to be the persons whose names are subscribed to the within Instrument, and acknowledged to me that they executed the same.

     WITNESS my hand and official seal.

                                   /s/ Harry W. Arden
                                   ---------------------------------------------
                                   Notary Public in and for said
                                   County and State

                          CERTIFICATE OF AMENDMENT OF
                          ---------------------------

                         ARTICLES OF INCORPORATION OF
                         ----------------------------

                               WILSONS NEW YORK
                               ----------------


     The undersigned, JERROLD WILSON and RUTH WILSON FRED, do hereby certify that they are, respectively, and have been at all times herein mentioned, the duly elected and acting Vice President and Secretary of WILSONS NEW YORK, a California corporation, and, further, that

     1. At a regular meeting of the Board of Directors of said corporation held in its principal office for the purpose of transacting its business in Beverly Hills, California, on October 23, 1950, at 11:00 o'clock A.M., at which meeting there was at all times present and acting a quorum of the members of said Board, the following resolutions were duly enacted:

          "WHEREAS, it is deemed by the board of directors of this corporation to be to its best interests of its shareholders that its Articles of Incorporation be amended as hereinafter provided:

          NOW, THEREFORE, BE IT RESOLVED that Article FIRST of the Articles of Incorporation of this corporation be amended to read as follows:

                 `FIRST:  That the name of this corporation is

                           WILSONS TWEED & LEATHER'

          RESOLVED FURTHER that the board of directors of this corporation hereby adopts and approves said amendment of its articles of incorporation; and

          RESOLVED FURTHER that the president or a vice president and the Secretary of this corporation be and they hereby are authorized and directed to procure the adoption and approval of the foregoing amendment by the written consent of the shareholders of this corporation holding at least a majority of the voting power, and thereafter to sign and verify by their oaths and to file a certificate in the form and manner required by
     Section 3672 of the California Corporations Code, and in general to do any and all things necessary to effect said amendment in accordance with said
     Section 3672."

     2. The number of shares of said corporation consenting to such amendment of the articles of incorporation is Fifty-nine (59) and the following is a copy of the form of written consent executed by the holders of said shares:

          "WHEREAS, at a regular meeting of the board of directors of WILSONS NEW YORK, A California Corporation, duly held at the principal office for the transaction of business of said corporation at Beverly Hills, California, on the 23d day of October, 1950, at which meeting a quorum of the members of said board was at all times present and acting, an amendment of the Articles of Incorporation of said corporation was adopted and approved by resolution of said board amending Article FIRST of said Articles of Incorporation to read as follows:

                 `FIRST:  That the name of this corporation is

                           WILSONS TWEED & LEATHER'

          NOW, THEREFORE, each of the undersigned shareholders of said corporation does hereby adopt, approve and consent to the foregoing Amendment of said Articles of Incorporation, and does hereby consent that ARTICLE FIRST of said Articles of Incorporation be amended to read as herein set forth.

          IN WITNESS WHEREOF, each of the undersigned has hereunto signed his name, and following his name, the date of signing and the number of shares of said corporation held by him of record on said date entitled to vote upon amendments of said Articles of Incorporation of the character of the foregoing amendment.

     /s/ ARTHUR W. FRED       October 23, 1950         58 Shares
     ------------------       ----------------         ----------
     /s/ RUTH W. FRED         October 23, 1950         1 Share  "
     ----------------         ----------------         ----------

     3. The total number of shares of said corporation entitled to vote or consent to the adoption of such amendment is Sixty (60).

     IN WITNESS WHEREOF, the undersigned have executed the Certificate of Amendment this 30th day of December, 1950.

                                        /s/ Jerrold Wilson
                                        ----------------------------------------
                                        Jerrold Wilson,
                                        Vice President of Wilsons New York


                                        /s/ Ruth Wilson Fred
                                        ----------------------------------------
                                        Ruth Wilson Fred,
                                        Secretary of Wilsons New York



STATE OF CALIFORNIA   )
                      ) SS
COUNTY OF LOS ANGELES )

     JERROLD WILSON and RUTH WILSON FRED, being first duly sworn each for himself deposes and says:

     That JERROLD WILSON is, and was at all of the times mentioned in the foregoing Certificate of Amendment, the vice president of WILSONS NEW YORK, the California corporation therein mentioned, and RUTH WILSON FRED is, and was at all of said times, the secretary of said corporation; that each has read said certificate and that the statements therein made are true of his own knowledge, and that the signatures purporting to be the signatures of said vice president and secretary thereto are the genuine signatures of said vice president and secretary, respectively.


                                        /s/ Jerrold Wilson
                                        ----------------------------------------
                                        Jerrold Wilson

                                        /s/ Ruth Wilson Fred
                                        ----------------------------------------
                                        Ruth Wilson Fred

Subscribed and sworn to before
me this 30th day of December, 1950

__________________________________
Notary Public in and for said
County and State.

                           CERTIFICATE OF OWNERSHIP
                           ------------------------

                                       OF
                                       --

                           WILSONS HOUSE OF SUEDE USA
                           --------------------------


     WILSONS TWEED & LEATHER, a California corporation, does hereby certify that:

     ONE:  WILSONS TWEED & LEATHER owns all of the outstanding shares of WILSONS
     ---
HOUSE OF SUEDE USA, a California corporation.

     TWO:  The Board of Directors of WILSONS TWEED & LEATHER took the following
     ---
action by their unanimous written consent, without a meeting of the Board of Directors, pursuant to authorization to so act as contained in the By-Laws of said corporation to merge WILSONS HOUSE OF SUEDE USA into WILSONS TWEED & LEATHER and to assume all of WILSONS HOUSE OF SUEDE USA's obligations.

          "WHEREAS, this corporation owns all of the shares of Wilsons House of Suede USA, a California corporation; and

          WHEREAS, the Board of Directors of Wilsons House of Suede USA has adopted a plan of complete liquidation; and

          WHEREAS, Section 4124 of the Corporations Code of California provides for a simplified means of liquidating a wholly-owned subsidiary corporation into its parent corporation by `merger'; and

          WHEREAS, it is deemed advisable and for the best interests of this corporation and its shareholder that Wilsons House of Suede USA, a California corporation, be merged into this corporation;

          NOW, THEREFORE, BE IT RESOLVED: That this corporation merge Wilsons House of Suede USA, its solely owned subsidiary, into itself and assume all the obligations of said subsidiary pursuant to Section 4124 of the Corporations Code of California; and

          RESOLVED FURTHER: That the President or any Vice President and the Secretary or Assistant Secretary of this corporation be, and they are, hereby authorized and directed to execute and file a Certificate of Ownership pursuant to

     Section 4124 of the Corporations Code of California, and to do any and all things and to execute any and all documents which they consider necessary and proper in order to consummate said merger; and

          RESOLVED FURTHER: That any officer of this corporation is authorized to execute in behalf of this corporation an `assumption of tax liability' with respect to California franchise taxes for filing with the California Franchise Tax Board."

     THREE:  Said action by the Board of Directors of WILSONS TWEED & LEATHER,
     -----
by consent, at which time the foregoing resolutions were adopted, took place on the 25th day of May, 1973; that the number of directors of WILSONS TWEED & LEATHER is three (3); and that all of said directors voted in favor of adopting the said resolutions and no directors voted against the adoption thereof.

     IN WITNESS WHEREOF, WILSONS TWEED & LEATHER has executed this Certificate the 31st day of May, 1973.

                                        WILSON TWEED & LEATHER



                                        By /s/ Jerrold Anthony Wilson
                                           -------------------------------------
                                           JERROLD ANTHONY WILSON
                                           President


                                        By /s/ Jeffrey Wilson
                                           -------------------------------------
                                           JEFFREY WILSON
                                           Secretary

STATE OF CALIFORNIA      )
                         )  SS.
COUNTY OF LOS ANGELES    )

     JERROLD ANTHONY WILSON and JEFFREY WILSON, being sworn, say that they are the President and Secretary, respectively, of WILSONS TWEED & LEATHER, a California corporation, and are authorized to make this verification for and on behalf of said corporation; that they have read the foregoing Certificate of Ownership and know the contents thereof; that the same is true of their own knowledge, except as to those matters which are therein stated on their information or belief; and as to those matters, they believe to be true.


                                        /s/ Jerrold Anthony Wilson
                                        ----------------------------------------
                                        JERROLD ANTHONY WILSON


                                        /s/ Jeffrey Wilson
                                        ----------------------------------------
                                        JEFFREY WILSON

Subscribed and sworn to before
me this 31st day of May, 1973.


 /s/ Gaye Nicholson
-----------------------------
Notary Public in and for said
County and State

                           CERTIFICATE OF AMENDMENT
                           ------------------------

                                      OF
                                      --

                           ARTICLES OF INCORPORATION
                           -------------------------

                                      OF
                                      --

                            WILSONS TWEED & LEATHER
                            -----------------------


     JERROLD ANTHONY WILSON and JEFFREY WILSON hereby certify:

     1. That they are the President and Secretary, respectively, of WILSONS TWEED & LEATHER, a California corporation.

     2. That the By-Laws authorize the Directors of WILSONS TWEED & LEATHER, to adopt resolutions amending the Articles of Incorporation by unanimous written consent without a meeting; therefore, by unanimous written consent without a meeting taken on June 1, 1973, the Directors so adopted a resolution amending the Articles of Incorporation as follows:

          "WHEREAS, the Board of Directors of this corporation deem it in the best interests of this corporation to amend Article FIRST of the Articles of Incorporation of this corporation so as to change the name of this corporation to WILSONS HOUSE OF SUEDE,

          RESOLVED: That Article FIRST of the Articles of Incorporation of this corporation is hereby amended to read in full as follows:

          "FIRST:  The name of this corporation is: WILSONS HOUSE OF SUEDE"
           -----

           RESOLVED FURTHER: That the By-Laws of this corporation are hereby amended so as to delete the name "WILSONS TWEED & LEATHER" and substitute in lieu thereof the name "WILSONS HOUSE OF SUEDE" wherever such name appears therein.

     3. That the By-Laws authorize the Shareholders of WILSONS TWEED & LEATHER to adopt resolutions amending the Articles of Incorporation by unanimous written consent without a meeting; heretofore, by unanimous written consent without a meeting, the Shareholder so adopted a resolution amending the Articles of Incorporation; the wording of the amended Article, as set forth in said Shareholder's written consent, is the same as that set forth in the Directors' resolution in Paragraph 2 above.

     4. That the number of shares which were voted affirmatively for the adoption of said resolution is thirty (30), and the total number of shares entitled to be voted on or consented to said amendment is thirty (30).


                                        /s/ Jerrold Anthony Wilson
                                        ----------------------------------------
                                        JERROLD ANTHONY WILSON
                                        President


                                        /s/ Jeffrey Wilson
                                        ----------------------------------------
                                        JEFFREY WILSON
                                        Secretary

     Each of the undersigned declares under penalty of perjury that the matters set forth in the foregoing certificate are true and correct.

     Executed at Los Angeles County, California on June 1, 1973.

                                        /s/ Jerrold Anthony Wilson
                                        ----------------------------------------
                                        JERROLD ANTHONY WILSON


                                        /s/ Jeffrey Wilson
                                        ----------------------------------------
                                        JEFFREY WILSON

                           CERTIFICATE OF OWNERSHIP
                           ------------------------


JERROLD A. WILSON and JEFFREY P. WILSON certify that:

     1. They are the president and the secretary, respectively, of WILSONS HOUSE OF SUEDE, a California corporation.

     2. This corporation owns all of the outstanding shares of WILSONS SUEDE AND LEATHER, INCORPORATED, a California corporation.

     3. The board of directors of this corporation duly adopted the following resolution:

     RESOLVED, that this corporation merge WILSONS SUEDE AND LEATHER, INCORPORATED, its wholly-owned subsidiary corporation, into itself and assume all its obligations pursuant to Section 1110 of the California Corporations Code.


 /s/ Jerrold A. Wilson
------------------------------
JERROLD A. WILSON, President

 /s/ Jeffrey P. Wilson
------------------------------
JEFFREY P. WILSON, Secretary


     We declare under penalty of perjury the facts set forth in the foregoing certificate are true and correct of our own knowledge.

Executed at Los Angeles, California on August 29, 1978.


 /s/ Jerrold A. Wilson
------------------------------
JERROLD A. WILSON


 /s/ Jeffrey P. Wilson
------------------------------
JEFFREY P. WILSON

                           CERTIFICATE OF OWNERSHIP
                           ------------------------


JERROLD A. WILSON and JEFFREY P. WILSON certify that:

     1. They are the president and the secretary, respectively, of WILSONS HOUSE OF SUEDE, a California corporation.

     2. This corporation owns all of the outstanding shares of WILSON'S STORE OF WASHINGTON, INC., a California corporation.

     3. The board of directors of this corporation duly adopted the following resolution:

     RESOLVED, that this corporation merge WILSON'S STORE OF WASHINGTON, INC., its wholly-owned subsidiary corporation, into itself and assume all its obligations pursuant to Section 1110 of the California Corporations Code.


 /s/ Jerrold A. Wilson
------------------------------
JERROLD A. WILSON, President

 /s/ Jeffrey P. Wilson
------------------------------
JEFFREY P. WILSON, Secretary


     We declare under penalty of perjury the facts set forth in the foregoing certificate are true and correct of our own knowledge.

Executed at Los Angeles, California on August 29, 1978.


 /s/ Jerrold A. Wilson
------------------------------
JERROLD A. WILSON


 /s/ Jeffrey P. Wilson
------------------------------
JEFFREY P. WILSON

                           CERTIFICATE OF AMENDMENT
                         OF ARTICLES OF INCORPORATION

                                      OF

                            WILSONS HOUSE OF SUEDE


     JERROLD A. WILSON and JEFFREY P. WILSON certify:

     1. That they are the President and Secretary, respectively, of WILSONS HOUSE OF SUEDE, a California corporation.

     2. The Articles of Incorporation and the By-Laws of the Corporation authorize the Directors to adopt resolutions amending the Articles by unanimous written consent without a meeting, and the Directors adopted the following resolution by unanimous written consent:

               RESOLVED, that Article FIRST of the Articles of Incorporation is hereby amended to read as follows:

                "First:  That the name of this corporation is:

                         WILSONS HOUSE OF SUEDE, INC."

     3. That the shareholders have adopted said Amendment by their unanimous written consent, and that the By-Laws of the Corporation authorize the shareholders to adopt resolutions by their unanimous written consent without a meeting. That the wording of the amended Article, is the same as set forth in the Director's resolution in Paragraph 2 above.

     4. That the number of shares which consented to the adoption of said resolution is Five Hundred (500) shares, and that the total number of shares entitled to consent to said Amendment is Five Hundred (500) shares.


                                        /s/ Jerrold A. Wilson
                                        ----------------------------------------
                                        JERROLD A. WILSON, President


                                        /s/ Jeffrey P. Wilson
                                        ----------------------------------------
                                        JEFFREY P. WILSON, Secretary

     The undersigned declare under penalty of perjury that the matters set forth in the foregoing Certificate of Amendment of Articles of Incorporation are true and correct.

     Executed this 20th day of December, 1978 at Los Angeles, California.



                                        /s/ Jerrold A. Wilson
                                        ----------------------------------------
                                        JERROLD A. WILSON


                                        /s/ Jeffrey P. Wilson
                                        ----------------------------------------
                                        JEFFREY P. WILSON